Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert M. Klawonn, the President and Chief Executive Officer of 4M Carbon Fiber Corp., a Delaware corporation (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the period ended December 31, 2018 (the “Report”) of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert M. Klawonn
Robert M. Klawonn
Chief Executive Officer (Principal Executive Officer)

Dated: April 16, 2019